Summary Prospectus March 1, 2023
JPMorgan Emerging Markets Equity Fund Class/Ticker: L/JMIEX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2023, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Currently, the Fund is publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — Limited Offering — Funds Subject to a Limited Offering” in the prospectus for more information.)
What is the goal of the Fund?
The Fund seeks to provide high total return.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class L
Management Fees	0.68%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.23
Service Fees	0.10
Remainder of Other Expenses	0.13
Total Annual Fund Operating Expenses	0.91
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/24 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS L SHARES ($)	93	290	504	1,120
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.
The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities. Certain of the equity securities in which the Fund invests are expected to be issued by companies that rely on variable interest entity (“VIE”) structures.
The Fund may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets (EM) Index (net total return). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.
The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.
The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.
Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.
Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two part analysis which considers (1) expected share price returns on a medium term forward basis (five year expected returns) and (2) longer-term business growth characteristics and qualitative factors (strategic classifications). As a part of this analysis, research analysts seek to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund invests. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Fund for reasons other than material ESG factors while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.
The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging markets countries, which can increase the risks of loss.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People's Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Chinese operating companies sometimes rely on VIE structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies (mid cap and small cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including swaps, currency forwards and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class L Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the MSCI Emerging Markets Index (net total return). The MSCI Emerging Markets Index does not include the fees and expenses of the mutual funds in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
YEAR-BY-YEAR RETURNS - CLASS L SHARES

Best Quarter	2nd quarter, 2020	24.51%
Worst Quarter	1st quarter, 2020	-22.07%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2022)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS L SHARES
Return Before Taxes	-25.68%	-0.01%	2.61%
Return After Taxes on Distributions	-25.64	-0.19	2.48
Return After Taxes on Distributions and Sale of Fund Shares	-15.00	0.15	2.17
MSCI EMERGING MARKETS INDEX (Net Total Return) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-20.09	-1.40	1.44
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Leon Eidelman	2013	Managing Director
Austin Forey	2005	Managing Director
Amit Mehta	2013	Managing Director
Purchase and Sale of Fund Shares
Class L Shares of the Fund are no longer generally available to new purchasers. Existing Class L shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefits plans, certain discretionary fee-based advisory programs, college savings plans and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — LIMITED OFFERING OF THE CLASS L SHARES” in the prospectus.
Purchase minimums
For Class L Shares
To establish an account	$3,000,000
To add to an account	No minimum levels
In general, you may purchase or redeem shares on any business day:
•
Through your Financial Intermediary
•
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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